UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 21, 2019

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2019, the board of directors (the “Board”) of Ares Capital Corporation, a Maryland corporation (the “Company”), increased the size of the Board from nine to ten members and, on the recommendation of the Nominating and Governance Committee of the Board, appointed Michael K. Parks as an independent Class II director to fill the vacancy created by such increase.

The initial term of Mr. Parks, a Class II director, will expire at the 2021 annual meeting of stockholders of the Company. The Board has determined that Mr. Parks is independent within the meaning of the independence standards of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Marketplace Rules. As an independent director, Mr. Parks will receive the same compensation as that provided to the Company’s other independent directors, as described in detail in the Company’s other filings with the SEC. There is no arrangement or understanding under which Mr. Parks was appointed. There are no transactions involving Mr. Parks requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Parks is currently the Chief Executive Officer and President, on a volunteer basis, of FlyawayHomes, a company whose mission is to help end chronic homelessness by developing a scalable model to build quality permanent supportive housing faster and cheaper.  From 2015 to 2018, Mr. Parks was a Managing Director in the Private Markets group of BlackRock, Inc. From 2011 to 2013 Mr. Parks served as a Managing Director of Crescent Capital Group and prior to that he was a Managing Director of Trust Company of the West, Crescent’s former parent, since 2000.  Mr. Parks held various executive level positions at Aurora National Life Assurance Company from 1993 to 2000, including Chief Executive Officer, President, and Chief Investment Officer from 1996 to October 2000. From 1981 to 1992, he held various positions at Salomon Brothers Inc. Mr. Parks also served on the Board of Directors for the following companies: El Paso Electric Company (NYSE) from 1996 to 2015, including serving as Chairman of the Board from 2012 to 2015, E*Trade Financial Corp. (formerly, E*Trade Group Inc.) (NASDAQ) from 2003 to 2012, including serving as Chairman of the Audit Committee, and Aurora National Life Assurance Company from 1992 to 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: November 22, 2019

	By:	/s/ Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	General Counsel